Exhibit 10(b)(1)

                            THE CATHOLIC FUNDS, INC.
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

     I, Theodore F. Zimmer, the principal executive officer of The Catholic Funds, Inc., certify that:

     1.   I have reviewed this report on Form N-CSR of The Catholic Funds, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report.

     Date:  June 2, 2003           /s/Theodore F. Zimmer
                                   ------------------------------------------
                                   Theodore F. Zimmer, President (Principal
                                   Executive Officer)

                                                               Exhibit 10(b)(2)

                            THE CATHOLIC FUNDS, INC.
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

     I, Allan G. Lorge, the principal financial officer of The Catholic Funds, Inc., certify that:

     1.   I have reviewed this report on Form N-CSR of The Catholic Funds, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report.

     Date:  June 2, 2003           /s/Allan G. Lorge
                                   ---------------------------------------------
                                   Allan G. Lorge, Vice President, Secretary and
                                   Chief Financial Officer (Principal Executive
                                   Officer)

                                                               Exhibit 10(c)

        WRITTEN STATEMENT OF THE CHIEF EXECUTIVE AND FINANCIAL OFFICERS
                       PURSUANT TO 18 U.S.C. SECTION 1350

     Solely for the purposes of complying with 18 U.S.C. Section 1350, each of the undersigned, being the chief executive officer and chief financial officer, respectively, of The Catholic Funds, Inc. (the "Company"), hereby certify, based on his knowledge, that the Company's Certified Shareholder Report on Form N-CSR for the six months ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date:  June 2, 2003           /s/Theodore F. Zimmer
                                   ---------------------------------------------
                                   Theodore F. Zimmer, President (Chief Ex-
                                   ecutive Officer)

                                   /s/Allan G. Lorge
                                   ---------------------------------------------
                                   Allan G. Lorge, Vice President, Secretary and Chief Financial Officer

     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.